SUPPLEMENT TO THE
FIDELITY REAL ESTATE
INVESTMENT PORTFOLIO
MARCH 31, 1997 PROSPECTUS
The following information supplements information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 8. Steve Buller is associate manager of Real Estate Investment Portfolio, which he has managed since December 1997. He also manages another Fidelity fund. Mr. Buller joined Fidelity in 1992 as an analyst. From 1995 to 1997, he worked as a fixed-income analyst for Fidelity International, Limited, in London.